UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 25, 2018, Acacia Research Corporation launched the website http://www.acaciaresearch.com/annual-meeting with the following content:

DISCLAIMER

By entering this website you acknowledge and agree that you have read the disclaimers set forth below.

Acacia Research Corporation ("Acacia" or the "Company") has filed a definitive proxy statement (the "Definitive Proxy Statement") and accompanying **WHITE** proxy card with the U.S. Securities and Exchange Commission (the "SEC") on May 3, 2018 in connection with the solicitation of proxies for its 2018 Annual Meeting of Stockholders (the "Annual Meeting"). **INVESTORS AND STOCKHOLDERS ARE STRONGLY URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS AND DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.**

Acacia, its directors, executive officers and certain of our regular employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Annual Meeting. Information about Acacia's directors and executive officers is available in the Definitive Proxy Statement. To the extent holdings of Acacia's securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on the Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Acacia with the SEC free of charge at the SEC's website at **www.sec.gov**. Copies also will be available free of charge at Acacia's website at **www.acaciaresearch.com** or by contacting Investor Relations at (949) 480-8300.

website at www.acaciaresearch.com or by contacting Investor Relations at (949) 480-8300.

In addition, you may obtain copies of Acacia's proxy materials (including the **WHITE** proxy card), by contacting Georgeson LLC or MacKenzie Partners, Inc., the firms assisting Acacia in the solicitation of proxies, toll-free at (888) 566-8006 and (800) 322-2885, respectively. Each of Georgeson LLC and MacKenzie Partners, Inc. is also available to answer stockholders' questions about how to vote their shares or to provide additional assistance in connection with voting at the Annual Meeting.

Forward Looking Statements

Information on this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which include, without limitation, statements about our future business operations and results, our strategies and competition, and other forward-looking statements included on this website. Such statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "intend," "continue," or similar terms, variations of such terms or the negative of such terms. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. All statements that address future events and conditions concerning earnings, capital expenditures, litigation, competition, regulatory matters, stock price volatility, liquidity and capital resources, accounting matters and investments, are forward-looking statements. Actual results in each case could differ materially from those anticipated in such statements by reason of factors such as future economic conditions, legislative, regulatory and competitive developments in markets in which we and our subsidiaries operate, and other circumstances affecting anticipated revenues and costs, as more fully disclosed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Acacia's Annual Report on Form 10-K for the year ended December 31, 2017, as amended, in Acacia's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, and in subsequent filings with the SEC, which are on file with the SEC and available on the SEC's website

quarterly period ended March 31, 2018, and in subsequent filings with the SEC, which are on file with the SEC and available on the SEC's website (www.sec.gov). The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional factors that could cause such results to differ materially from those described in the forward-looking statements are set forth in connection with the forward-looking statements.

Third Party Information

This website may contain or refer to news, commentary and other information relating to Acacia generated by, or sourced from, persons or companies that are not affiliated with Acacia. The author and source of any third party information and the date of its publication are clearly and prominently identified. Acacia has neither sought nor obtained permission to use or quote such third party information, including, without limitation, information generated by Sidus Investment Management, LLC and BLR Partners LP (collectively, "Sidus"). Acacia has not assisted in the preparation of the third party information, including, without limitation, information generated by Sidus, cannot guarantee the accuracy, timeliness, completeness or availability of the third party information, and does not explicitly or implicitly endorse or approve such information.

The materials on this website are provided merely as information and not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security.

I have read and agreed to the terms of this website.

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520 Newport Center Drive, 12th Floor Newport Beach, CA 92660 | 09:00 - 18:00 | +1 (949) 480-8300

acacia

HOME | ABOUT US | ANNUAL MEETING | INVESTOR RELATIONS | NEWS & EVENTS | CONTACT US


THE BRIDGE
between
INVENTION *and*
APPLICATION



2018 Annual Meeting

2018 Annual Meeting of Shareholders

This year's annual meeting is a particularly important one. As you may know, two activist hedge funds, Sidus Investment Management, LLC and BLR Partners LP (collectively, "Sidus"), are seeking to replace Louis Graziadio and Frank ("Ted") Walsh, the two incumbent directors that are up for election this year, with their hand-picked director candidates.

Our Board has unanimously determined to recommend the incumbent directors, both of whom bring important expertise and are significant personal investors in the Company. You can protect the value of your investment by voting FOR Louis Graziadio and Frank ("Ted") Walsh on the WHITE proxy card. Mr. Graziadio is leading the Company's transformation and serves as Executive Chairman, and Mr. Walsh is a key member of the Board and Chairman of our Strategic Review Committee. Both directors bring important expertise and are significant personal investors in the Company.

We believe it would be a mistake to replace critical board members overseeing Acacia's transformation and value creation with the Sidus hand-picked nominees who do not appear to understand our existing licensing business, the challenges we face or our new strategy. Despite their public criticism of our strategy, Sidus and its nominees have not proposed any specific plan for addressing the challenges facing our patent licensing business and creating shareholder value.

To avoid an expensive election contest, we have attempted to find middle ground with Sidus and BLR. We offered to add one of the Sidus / BLR nominees to our Board and to mutually agree upon a second new director. Sidus and BLR, however, have rejected this solution.

Nevertheless, we have pledged that if our two nominees are re-elected to the Board, we will offer to expand the Board and add Mr. Tobia, one of the Sidus / BLR nominees, to our Board. We believe this compromise is optimal: our critical, incumbent directors can continue to help the Company and create shareholder value and Sidus / BLR gain a representative on the Board.

We therefore encourage you to vote on the WHITE card FOR the election of Mr. Graziadio and Mr. Walsh.

Annual Meeting Date

June 14,2018

Date of Record: May 10, 2018

DOWNLOAD PROXY STATEMENT



DOWNLOAD LETTER TO SHAREHOLDERS #1



DOWNLOAD LETTER TO SHAREHOLDERS #2



DOWNLOAD SHAREHOLDER PRESENTATION



We therefore encourage you to vote on the WHITE card FOR the election of Mr. Graziadio and Mr. Walsh.



Click here to Continue reading 2018 Letter to Shareholders #1

Click here to Continue reading 2018 Letter to Shareholders #2

Click here to Continue to Information Regarding "Your Vote" page

Voting Recommendation of the Acacia Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ON THE WHITE PROXY CARD "FOR" EACH OF THE DIRECTOR NOMINEES IN THE COMPANY'S PROXY STATEMENT.
WE URGE YOU TO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE.

-

2018 ANNUAL SHAREHOLDER MEETING

AND

PROXY CONTEST INFORMATION

ABOUT US

Acacia Research Corporation (NASDAQ: ACTG) is the industry leader in patent licensing

520 Newport Center Drive, 12th Floor Newport Beach, CA 92660

info@acaciaresearch.com

(949) 480-8300

EVENTS

VIEW ALL

Acacia Research To Release First Quarter Financial Results And Host Conference Call

Date: May 1, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

events

Acacia Research To Release Fourth Quarter Financial Results And Year End Financial Results And Host Conference Call

Date: February 13, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

Acacia Research To Release Third Quarter Financial

ANNOUNCEMENTS

VIEW ALL

Acacia Research Corporation Board of Directors Announces Willingness to Add Alfred Tobia to Board of Directors

May 25,2018

Acacia Research Corporation Board of Directors Issues Investor Presentation

May 24,2018

Acacia Research Corporation Board of Directors Issues Letter to Stockholders

May 21,2018


Your Vote

Questions and answers on topics related to our Annual Meeting and voting process can be found in Acacia Research Corporation's 2018 Proxy Statement. For your convenience, some information is reproduced on the pages below.

Voting Recommendation of the Acacia Board

WE URGE YOU TO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE. INSTEAD, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN THE COMPANY'S PROXY STATEMENT.

Proposals Presented

At the Annual Meeting, stockholders will consider and vote upon the following matters:

Proposal No. 1: The election of two Class III directors to serve on our Board for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

Proposal No. 3: The approval, by advisory vote, of the compensation of our named executive officers, as disclosed in this proxy statement; and

Proposal No. 4: The approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards.

Voting Process	Meeting Information
Proposals Presented	Voting Rights
Board of Directors Nominations and Recommendations	Voting of Proxies
Vote Solicitation	Counting Votes
"Shareholders of record" and "beneficial owners"	Proxy Solicitation
Requirements for Approvals	Householding

If you have questions or need assistance voting your shares, please contact our proxy solicitors by any of the methods below:

Georgeson
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

Mackenzie Partners, Inc.
1407 Broadway – 27th Floor
New York, New York 10018
Proxy@mackenziepartners.com
Call Collect (212) 929-5500 or
Toll-Free (800) 322-2885



Voting Process

Proposals Presented

At the Annual Meeting, stockholders will consider and vote upon the following matters:

Proposal No. 1: The election of two Class III directors to serve on our Board for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

Proposal No. 3: The approval, by advisory vote, of the compensation of our named executive officers, as disclosed in this proxy statement; and

Proposal No. 4: The approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan,which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards.

Board of Directors Nominations and Recommendations

Information Regarding the Director Nominees (Class III)

Louis Graziadio, III has been a director since February 2002. Mr. Graziadio, is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a closely-held California company involved in a wide range of investments and business ventures. Mr. Graziadio is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products, specialty merchandise, and wireless accessories for electronic and mobile devices. From 1984 to 2000, Mr. Graziadio served as a director of Imperial Bancorp, the parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001. Mr. Graziadio, and companies with which he is affiliated, are significant shareholders in numerous private and public companies in a number of different industries. Since 1978, Mr. Graziadio has been active in the restructurings of both private and public companies, as well as corporate spin-offs and IPOs. Mr. Graziadio also served as a director of True Religion Apparel, Inc., a publicly traded clothing company, until its sale in July 2013. Mr. Graziadio is also a member of the Board of Directors of World Point Terminals, Inc., which owns, operates, develops, and acquires terminal assets relating to the storage of light refined products and crude oil. Mr. Graziadio has also served on the Board of Directors of Veritone since August 2016. We believe that Mr. Graziadio's qualifications to serve on the Board include his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of

his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of directors of public companies.

Frank E. Walsh, III has served as a director since April 2016. Mr. Walsh is the manager of Jupiter Capital Management Partners, LLC and a founding partner of WR Capital Partners. Through Jupiter and WR Capital Partners, Mr. Walsh has extensive experience in the acquisition and financing of both public and private companies in the technology industry and many other industries. Mr. Walsh serves on the board of directors and the audit and compensation committees of 1st Constitution Bank and 1st Constitution Bancorp, as a director and audit committee member of World Point Terminals Inc. and as a director of Veritone. Mr. Walsh also serves as a trustee for St. Benedicts Preparatory School in Newark, New Jersey and Lehigh University in Bethlehem, Pennsylvania. We believe that Mr. Walsh is qualified to serve on the Board because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

"Shareholders of record" and "beneficial owners"

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically: Shares held of record and Shares owned beneficially, specifically:

Shares held of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a WHITE proxy card for you to use.

Shares owned beneficially. If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Please refer to the voting instructions you received from your broker, bank, or other nominee for instructions on the voting methods they offer.

Beneficial Owners

(**Click here for PDF**)

Vote Required to Approve Each Proposal

What vote is required to approve each proposal?

Election of Directors: Proposal No. 1. The Board has adopted a majority voting standard for uncontested director elections. This means that each director nominee in an uncontested election will be elected by a majority of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present). An "uncontested election" is an election in which the number of nominees for director is not greater than the number of directors to be elected. A "contested election" is an election in which the number of nominees for director nominated exceeds the number of directors to be elected.

Because of the nomination by Sidus of candidates for election to the Board, the Board determined that the Annual Meeting will be a contested election. Accordingly, directors will be elected by a plurality of the votes cast by the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The two candidates receiving the most votes at the Annual Meeting will be elected as directors.

vote on the election of directors. The two candidates receiving the most votes at the Annual Meeting will be elected as directors.

If you are present at the Annual Meeting but do not vote for a particular nominee, or if you have given a proxy or voting instruction card and properly withheld authority to vote for a nominee, the shares withheld or not voted will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there was a quorum.

Broker non-votes will not be taken into account in determining the election of directors.

Voting to "withhold" with respect to any of Sidus' nominees on its blue proxy card is not the same as voting for the Board's nominees. This is because a vote to "withhold" with respect to any of Sidus' nominees on its blue proxy card will revoke any previous proxy submitted by you to vote for the Board's nominees on a WHITE proxy card, as only your latest 5 proxy card will be counted. DO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY SIDUS, EVEN AS A PROTEST VOTE.

Ratification of Independent Registered Public Accounting Firm: Proposal No. 2. The approval of Proposal No. 2, ratifying the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a routine matter, we do not anticipate receiving any broker non-votes for this proposal. Abstentions will have the same effect as votes against this proposal.

Advisory Vote on the Compensation of Our Named Executive Officers: Proposal No. 3. The approval of Proposal No. 3, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Approval of the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan: Proposal No. 4. The approval of Proposal No. 4, regarding the approval of the 2018 Acacia Research Corporation Stock Incentive Plan, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes willl have no effect on this proposal.

ABOUT US

Acacia Research Corporation (NASDAQ: ACTG) is the industry leader in patent licensing

520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660

info@acaciaresearch.com

(949) 480-8300

EVENTS

VIEW ALL

Acacia Research To Release First Quarter Financial Results And Host Conference Call

Date: May 1, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

events

Acacia Research To Release Fourth Quarter

ANNOUNCEMENTS

VIEW ALL

Acacia Research Corporation Board of Directors Issues Investor Presentation

May 24,2018

Acacia Research Corporation Board of Directors Issues Letter to Stockholders

May 21,2018

Acacia Research Corporation Board of Directors Files its Definitive Proxy Materials and Issues Letter to Stockholders

May 14,2018


Meeting Information

Voting Rights

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock as of the close of business on May 10, 2018, the record date established by the Board (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

How many shares am I entitled to vote?

You may vote all of the shares owned by you as of the close of business on the Record Date, and you are entitled to cast one vote per share of common stock held by you on the Record Date. These shares include shares that are held of record directly in your name, and held for you as the beneficial owner through a stockbroker, bank, or other nominee.

How many votes may be cast?

Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. As of May 1, 2018, 50,647,882 shares of our common stock were issued and outstanding.

Voting of Proxies

Shares held of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a WHITE proxy card for you to use.

Shares owned beneficially. If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to

the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Please refer to the voting instructions you received from your broker, bank, or other nominee for instructions on the voting methods they offer.

Counting Votes

A representative of Georgeson LLC., will count the votes and a representative from First Coast Results, Inc. will act as the inspector of election.

Proxy Solicitation

Who can answer my questions?

Your vote at this year's Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Georgeson or MacKenzie Partners, the firms assisting us in the solicitation of proxies:

Georgeson
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

MacKenzie Partners
1407 Broadway – 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

Householding

We have adopted a procedure, approved by the SEC, called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 520 Newport Center Drive, Newport Beach, California 92660.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please

documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

2018 ANNUAL SHAREHOLDER MEETING

AND

PROXY CONTEST INFORMATION

ABOUT US

Acacia Research Corporation (NASDAQ: ACTG) is the industry leader in patent licensing

520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660

info@acaciaresearch.com

(949) 480-8300

EVENTS

VIEW ALL

Acacia Research To Release First Quarter Financial Results And Host Conference Call

Date: May 1, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

events

Acacia Research To Release Fourth Quarter Financial Results And Year End Financial Results And Host Conference Call

Date: February 13, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

Acacia Research To Release Third Quarter Financial Results And Host Conference Call

Date: October 26, 2017

events

ANNOUNCEMENTS

VIEW ALL

Acacia Research Corporation Board of Directors Issues Investor Presentation

May 24,2018

Acacia Research Corporation Board of Directors Issues Letter to Stockholders

May 21,2018

Acacia Research Corporation Board of Directors Files its Definitive Proxy Materials and Issues Letter to Stockholders

May 14,2018

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of May 1, 2018, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the "Summary Compensation Table" of the "Executive Compensation and Related Information" section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options[3]	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Common Stock	Percent of Class[1]
Directors and Named Executive Officers[2]:					
Robert B. Stewart, Jr.[3]	98,643	997,912	$ 1,096,555	$ —	2.17%
Marvin E. Key[5]	234,328	151,033	385,361	—	*
Clayton J. Haynes	94,667	493,988	588,655	—	1.16%
Edward J. Treska[3]	56,035	1,077,322	1,133,357	—	2.24%
William S. Anderson	47,370	102,800	150,170	—	*
Fred A. deBoom	78,600	102,800	181,400	—	*
Edward W. Frykman[7]	73,290	102,800	176,090	—	*
G. Louis Graziadio, III[4]	605,051	802,800	1,407,851	436,500	2.78%
Frank E. Walsh, III	395,726	63,197	458,923	—	*
James F. Sanders	3,000	11,695	14,695	—	*
All Directors and Executive Officers as a Group (nine persons)	1,686,710	3,906,347	5,593,057	436,500	11.04%

* Less than one percent

---

(1) The percentage of shares beneficially owned is based on 50,647,882 shares of our common stock outstanding as of May 1, 2018. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after May 1, 2018, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2) The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 520 Newport Center Drive, 12th Floor Newport Beach, California 92660.

(3) "Shares of common stock issuable upon exercise of options" for Mr. Stewart includes 562,500 shares of common stock issuable upon the potential exercise of unvested stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average ranging from $8 to $10 per share. In the event that the stock price targets are not met, the stock options do not vest, and no value will be realized by the named executive officer. The time frame to achieve the price targets ends on August 1, 2020, four years from the grant date.

(4) "Shares of common stock issuable upon exercise of options" for Mr. Graziadio includes 562,500 shares of common stock issuable upon the potential exercise of unvested stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average ranging from $8.00 to $10.00 per share. In the event that the stock price targets are not met, the stock options do not vest, and no value will be realized by the non-employee director. The time frame to achieve the price targets ends on August 1, 2020, four years from the grant date.

(5) Includes shares of common stock issuable upon exercise of options that are currently exercisable or may become exercisable within 60 days of May 1, 2018.

(6) Ownership as of April 19, 2017, the date Mr. Key resigned as our Interim Chief Executive Officer.

(7) Ownership as of April 14, 2018, the date of Mr. Frykman's death.

	Amount and Nature of Beneficial Ownership of Common Stock						Percent of Class[1]
Beneficial Owner	**Sole Voting Power**	**Shared Voting Power**	**Sole Dispositive Power**	**Shared Dispositive Power**	**Aggregate Ownership**	**Total**	
5% Stockholders:							
BlackRock, Inc.[2]	2,596,250	—	2,659,201	—	2,659,201	2,659,201	5.25%
Heartland Advisors, Inc.[3]	—	4,453,545	—	4,590,880	4,590,880	4,590,880	9.06%
Ariel Investments, LLC[4]	1,129,840	—	2,804,686	—	2,804,686	2,804,686	5.54%
Bank of Montreal[5]	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.82%
Renaissance Technologies LLC[6]	3,409,000	—	3,409,000	—	3,409,000	3,409,000	6.73%

---

(1) The percentage of shares beneficially owned is based on 50,647,882 shares of our common stock outstanding as of May 1, 2018. Beneficial ownership is determined under rules and regulations of the SEC.

(2) The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 23, 2018. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(3) The information reported is based solely on a Schedule 13G/A filed jointly with the SEC by Heartland Advisors, Inc. on February 2, 2018. According to the Schedule 13G/A, the address for Heartland Advisors, Inc. is 789 North Water Street Milwaukee, Wisconsin 53202.

(4) The information reported is based solely on a Schedule 13G filed with the SEC by Ariel Investments, LLC on February 13, 2018. According to the Schedule 13G, the address for Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601.

(5) The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations. Pursuant to Rule 13d-4 under the Act, inclusion of such shares in this statement shall not be construed as an admission that the Reporting Person or its subsidiaries are, for purposes of Section 13(d) or 13(g) of the Act, the beneficial owners of such securities.

(6) The information reported is based solely on a Schedule 13G filed with the SEC by Renaissance Technologies LLC on February 13, 2018. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.



Board Of Directors

Information Regarding the Director Nominees (Class III)

G. LOUIS GRAZIADIO III

G. Louis Graziadio, III has been a director since February 2002. Mr. Graziadio, is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a closely-held California company involved in a wide range of investments and business ventures. Mr. Graziadio is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products, specialty merchandise, and wireless accessories for electronic and mobile devices. From 1984 to 2000, Mr. Graziadio served as a director of Imperial Bancorp, the parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001. Mr. Graziadio, and companies with which he is affiliated, are significant shareholders in numerous private and public companies in a number of different industries. Since 1978, Mr. Graziadio has been active in restructurings of both private and public companies, as well as corporate spin-offs and IPOs. Mr. Graziadio also served as a director of True Religion Apparel, Inc., a publicly traded clothing company, until its sale in July 2013. Mr. Graziadio is also a member of the Board of Directors of World Point Terminals, Inc., which owns, operates, develops, and acquires terminal assets relating to the storage of light refined products and crude oil. Mr. Graziadio also serves on the Veritone, Inc. Board since August 2016. We believe that Mr. Graziadio's qualifications to serve on the Board include his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of directors of public companies.

FRANK E. WALSH, III

Frank E. Walsh, III has served as a director since April 2016. Mr. Walsh is the manager of Jupiter Capital Management Partners, LLC and a founding partner of WR Capital Partners. Through Jupiter and WR, Mr. Walsh has extensive experience in the acquisition and financing of both public and private companies in the technology industry and many other industries. Mr. Walsh serves on the board of directors and the audit and compensation committees of 1st Constitution Bank and 1st Constitution Bancorp, as a director and audit committee member of World Point Terminals Inc. and as a director of Veritone Inc. Mr. Walsh also serves as a trustee for St. Benedicts Preparatory School in Newark, New Jersey and Lehigh University in Bethlehem, Pennsylvania. We believe that Mr. Walsh is qualified to serve on the Board because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

Directors with Terms Expiring in 2019 (Class I)

FRED A. deBOOM

Director, Principal Sonfad Associates Mr. deBoom has served as a Director since February 1995. Mr. deBoom has been a principal in Sonfad Associates since June 1993. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he was employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. deBoom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of Southern California.

JAMES F. SANDERS

JAMES F. SANDERS

James F. Sanders is a corporate lawyer currently engaged in private practice advising both public and private companies. From 1998 to March 2017, Mr. Sanders served as corporate counsel for Apex Oil Company, Inc., a St. Louis-based, privately held company with nationwide operations in petroleum trading, bulk storage, distribution and inland marine transportation. From 2006 through July 2015, he also served as corporate counsel for FutureFuel Corporation, an NYSE-listed manufacturer and distributor of biodiesel and chemical products, with primary responsibility for corporate governance and SEC public reporting. Since October 1998, Mr. Sanders has served as secretary and general counsel of Boss Holdings, Inc., a distributor of work gloves, work apparel, pet products, wireless accessories and promotional products. From 1990 to 1998, Mr. Sanders was an associate then partner at Lewis, Rice & Fingersh in St. Louis. He holds a bachelor of science degree in business administration (summa cum laude) and an M.B.A. in finance from St. Louis University School of Business Administration, as well as a J.D. degree from St. Louis University School of Law.

Mr. Sanders experience in advising companies on corporate matters, including mergers and acquisitions, banking, real estate, antitrust and litigation management will strengthen the governance and functioning of the Board. His legal experience and financial education will help the Board's assessment of business opportunities, strategic options and risk management.

JOSEPH E. DAVIS

Joseph E. Davis has served as a director since March 30, 2018. Mr. Davis currently serves as the Chief Executive Officer of ETONIEN, LLC, a financial consulting firm that he co-founded in July 2008. Prior to co-founding ETONIEN, Mr. Davis was the Managing Partner of the Los Angeles practice for Tatum LLC, an executive services and consulting firm, from December 2004 to July 2008. Prior to joining Tatum, Mr. Davis was a partner with KPMG for 27 years. Mr. Davis is currently a Board Member for the Los Angeles Regional Food Bank. He also served as the Chairman of the Finance Committee for The Los Angeles Regional Food Bank from 2011 to 2018. From 2005 to 2011, Mr. Davis served as a Board Member and Audit Committee Chair for Dorado Network Systems Corporation, a venture capital backed, Silicon Valley company in the software applications market space. Mr. Davis is a CPA in California, New York and Ohio. He also holds a B.A. in History/ Political Science from Butler University, a B.S. in Accounting from Arizona State University and a Master's in Business Taxation from the University of Southern California. We believe Mr. Davis' qualifications to serve on the Board include his extensive experience in the fields of accounting and finance and his experience in holding senior management positions at several different companies.

Directors with Terms Expiring in 2020 (Class II)

WILLIAM S. ANDERSON

William S. Anderson has served as a director since August 2007. Mr. Anderson currently serves as Founder and Chief Executive Officer of First Beverage Group, a privately held company founded by Mr. Anderson in 2005 which provides financial services to the beverage industry. Mr. Anderson also now serves as Chairman of Topa Equities, Ltd. and Topa Insurance Group. Mr. Anderson served as Executive Vice-President of Topa Equities, Ltd., a diversified holding company and beer distributor group, from 1991 to 2004.

Prior to joining Topa, Mr. Anderson was an attorney with O'Melveny & Myers in Los Angeles. Mr. Anderson has served on the board of directors of Topa Equities, Ltd. since 2008, on the board of directors of Topa Insurance Group since 2013, on the board of directors of Purity Organic, LLC, an organic fruit juice company, since 2011, on the board of directors of Health-Ade Kombucha since 2013, and on the boards of directors of GEM&BOLT and Experience Camps since 2017.

Mr. Anderson received his B.A. degree from Bowdoin College in Brunswick, Maine and his J.D. from the University of California, Los Angeles School of Law. We believe Mr. Anderson's qualifications to serve on the Board include his legal training and experience and extensive business experience having held senior management positions at several different companies.

PAUL FALZONE

Paul Falzone has served as a director since March 30, 2018. Mr. Falzone is currently the Managing Partner of Manifest Investment Partners, a growth equity fund focused on tech-enabled services and business-to-business software companies. Prior to joining Manifest, Mr. Falzone was President and Chief Growth Officer of Brand Networks, a large global pure-play social media software company, from 2012 to 2016. From 2007 to 2010,Mr. Falzone was President of SDI Media, a language localization software and services company. Prior to joining SDI, Mr. Falzone was President of MediaMix Marketing, an Internet marketing company, from 1998 to 2002. Mr. Falzone serves as Vice Chairman on the board of directors for Brand Network. He also serves on the boards of directors of several of Manifest's portfolio companies and MPI Cognition, an innovative healthcare practice focused on reversing the effects of the Alzheimer's disease. Mr. Falzone received a B.A. and graduated with honors from Northwestern University. We believe Mr. Falzone's qualifications to serve on the Board include his extensive experience having held senior management positions at various software and media companies.

Filings

Filing Date	Description	SEC Link
May 25, 2018	Filing Date File/Film Number DEFA14A Documents Additional definitive proxy soliciting materials and Rule 14(a)(12) material	Link
May 24, 2018	Additional definitive proxy soliciting materials filed by non-management and Rule 14(a)(12) material	Link
May 21, 2018	Letter To Acacia Stockholders #2	Link
May 14, 2018	Letter To Acacia Stockholders #1	Link
May 3, 2018	Definitive Proxy Statement	Link
May 1, 2018	First Quarter Earnings Release	Link
May 1, 2018	First Quarter Earnings Call Script	Link
March 21, 2018	Item 8.01. Other Events. Acacia Research Corporation received a notice from Sidus Investment Management, LLC ("Sidus") and BLR Partners LP ("BLR")	Link
March 21, 2018	Item 8.01. Other Events. Acacia Research Corporation issues a press release announcing the issuance of a letter to the Company's stockholders in response to a letter from Sidus Investment Management, LLC and BLR Partners LP.	Link
February 23, 2018	2017 Annual Report on Form 10-K	Link
April 30, 2018	Amended 10-K (To file Certain Proxy Related Information)	Link
April 2, 2018	Amended 10-K (To include Financial Statements of Veritone, Inc.)	Link

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Presentations

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RESEARCH CORPORATION

New Strategy • Refreshed Board •
Alignment With All Stockholders

Annual Meeting 2018

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Press Releases – 2018 Proxy Related

Release Date	Description of Release	File Link
May 25, 2018	Acacia Research Corporation Board of Directors Announces Willingness to Add Alfred Tobia to Board of Directors	Link
May 24, 2018	Acacia Research Corporation Board of Directors Issues Investor Presentation	Link
May 21, 2018	Acacia Research Corporation Board of Directors Issues Letter to Stockholders	Link
May 14, 2018	Acacia Research Corporation Board of Directors Files its Definitive Proxy Materials and Issues Letter to Stockholders	Link
March 21, 2018	Acacia Research Corporation Issues Letter to Stockholders Letter Corrects the Record Regarding Inaccurate Release Distributed by Dissident Stockholders	Link

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2018 ANNUAL SHAREHOLDER MEETING

AND

PROXY CONTEST INFORMATION

ABOUT US

Acacia Research Corporation (NASDAQ: ACTG) is the industry leader in patent licensing

520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660

info@acaciaresearch.com

(949) 480-8300

EVENTS

VIEW ALL

Acacia Research To Release First Quarter Financial Results And Host Conference Call

Date: May 1, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

events

Acacia Research To Release Fourth Quarter Financial Results And Year End Financial Results And

ANNOUNCEMENTS

VIEW ALL

Acacia Research Corporation Board of Directors Announces Willingness to Add Alfred Tobia to Board of Directors

May 25,2018

Acacia Research Corporation Board of Directors Issues Investor Presentation

May 24,2018

Acacia Research Corporation Board of Directors Issues Letter to Stockholders

May 21,2018

520 Newport Center Drive, 12th Floor Newport Beach, CA 92660 | 09:00 - 18:00 | +1 (949) 480-8300

acacia

HOME | ABOUT US | ANNUAL MEETING | INVESTOR RELATIONS | NEWS & EVENTS | CONTACT US


Contacts

For questions about how to vote your shares:

Georgeson
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 566-8006 (Toll Free)

Mackenzie Partners, Inc.
1407 Broadway – 27th Floor
New York, New York 10018
Proxy@mackenziepartners.com
Call Collect: (212) 929-5500 or
Toll-Free (800) 322-2885

For Acacia Research Contact:

Rob Stewart
520 Newport Center Drive #1200
Newport Beach, CA 92660
rs@acaciaresearch.com
(949) 480-8300

For Media Contact:

Anthony Steel
622 Third Avenue
New York, NY 10017
asteel@joelefrank.com
(212) 351-8912

2018 ANNUAL SHAREHOLDER MEETING
AND
PROXY CONTEST INFORMATION

ABOUT US

Acacia Research Corporation (NASDAQ: ACTG) is the industry leader in patent licensing

520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660
info@acaciaresearch.com
(949) 480-8300

EVENTS

VIEW ALL

Acacia Research To Release First Quarter Financial Results And Host Conference Call

Date: May 1, 2018

Time: 4:30PM ET / 1:30PM PDT

Location: Conference Call and Live Webcast

More info

events

Acacia Research To Release Fourth Quarter Financial Results And Year End Financial Results And Host Conference Call

ANNOUNCEMENTS

VIEW ALL

Acacia Research Corporation Board of Directors Issues Letter to Stockholders
May 21,2018

Acacia Research Corporation Board of Directors Files its Definitive Proxy Materials and Issues Letter to Stockholders
May 14,2018

10-Q
May 10,2018